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                                                                   EXHIBIT 10.33

                              CONSULTING AGREEMENT

         THIS AGREEMENT is entered into on November 1, 2001 between Portola Packaging, Inc., a Delaware corporation ("PORTOLA"), and Timothy Tomlinson ("CONSULTANT").

         1. NATURE OF CONSULTING SERVICES. Consultant will perform consulting services for Portola as an independent contractor. Such services are described on Exhibit A to this Agreement. Consultant is not an employee of Portola. Portola agrees that Consultant's services need not be rendered at any specific location and may be rendered at any location selected by Consultant.

         2. COMPENSATION AND REIMBURSEMENT. Consultant shall be compensated and reimbursed as set forth on Exhibit B hereto.

         3. PROTECTION OF PORTOLA'S CONFIDENTIAL INFORMATION. Portola now owns and will hereafter develop, compile and own certain proprietary techniques, trade secrets, and confidential information which have great value in its business (collectively, "PORTOLA INFORMATION"). Consultant agrees that, at all times during or subsequent to Consultant's consulting services, Consultant will hold in trust, keep confidential and not divulge, communicate, or use Portola Information to the detriment of Portola, or for the benefit of Consultant or any third party.

         4. TERM. This Agreement shall be effective for the period from the date hereof for the period set forth on Exhibit A, unless sooner terminated by Portola or Consultant upon fifteen (15) days' written notice. If this Agreement is terminated before the expiration of its term, Portola's sole obligation shall be to pay Consultant for services rendered up to the effective date of termination. In the event of termination of this Agreement for any reason, Consultant agrees to deliver to Portola all documents and data pertaining to Consultant's consulting services.

         5. ADDITIONAL PROVISIONS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its choice of law principles. This Agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and permitted assigns of the parties hereto. Consultant shall have no right to assign this Agreement, by operation of law or otherwise. Any such purported assignment shall be void. This Agreement, including the schedules hereto, constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.



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         6. NO LEGAL ADVICE. Consultant will provide no legal advice as a part of these services.


PORTOLA PACKAGING, INC.                            /s/ Timothy Tomlinson
                                                   -----------------------------
                                                   Timothy Tomlinson

By:  /s/ James Taylor
     -----------------------------------------------------
                                JAMES TAYLOR, PRESIDENT



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                                    EXHIBIT A

Consulting Agreement between Portola Packaging, Inc. and Timothy Tomlinson ("CONSULTANT") dated November 1, 2001.


SERVICES TO BE PROVIDED BY CONSULTANT: Participation on Core Business Enhancement Project with Scott Merritt and Laurie Bassin; participation in Competitive Posture Analysis and marketing programs with Laurie Bassin; assist in development of strategy for core business; assist in Trium consulting effort.

TERM OF AGREEMENT:   November 1, 2001 to May 31, 2002.


WORK PRODUCT TO BE DELIVERED BY CONSULTANT (Check boxes as applicable, and set forth details as desired in space provided):

[x]             Oral recommendations/reports

[x]             Written reports
                [ ]         Daily
                [ ]         Weekly
                [ ]         Monthly
                [ ]         Upon Completion
                [x]         Other:  As appropriate

[ ]            Software
                [ ]         Source code
                [ ]         Object code
                [ ]         Hard disc
                [ ]         Floppy disc

[ ]            Diagrams, drawings, schematics, etc.--detail:
                                                               --------
               ----------
               ----------


[ ]            Notes, Drafts, Working Papers, etc.



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SCHEDULE FOR COMPLETION OF SERVICES:


FACILITIES TO BE PROVIDED BY PORTOLA TO CONSULTANT:

[ ]  Office Space
[ ]  Computer Support
[ ]  Other

Details re above: Consultant is to provide all of his own facilities including telecommunications and computing facilities.

PORTOLA INFORMATION (AS DEFINED IN SECTION 3.L OF THE CONSULTING AND CONFIDENTIALITY AGREEMENT) MAY BE UTILIZED:

[X]             At Portola's business premises

[X] At Consultant's business premises provided that appropriate confidentiality procedures and arrangements are observed.

[ ]             Other:
                        --------------------------------------------------------
                ----------------------------------------------------------------
                ----------------------------------------------------------------




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                                    EXHIBIT B

Consulting and Confidentiality Agreement between Portola Packaging, Inc. and Timothy Tomlinson ("CONSULTANT") dated November 1, 2001.

COMPENSATION TO BE PAID BY PORTOLA TO CONSULTANT:

[ ]            Fixed total fee for all services--Amount:
                                                           ---------------------

[ ]            Daily Rate:                    per day
                             -----------------

                [ ]         Minimum--Amount:
                                              -----------------

                [ ]         Maximum--Amount:
                                              -----------------

[X] Other compensation arrangement: Monthly rate of $5,000 payable in monthly installments.

[ ] Consultant is not to bill fees in excess of $_________ without prior written authorization of Portola.

[ ]             Fees to be paid

                [ ]          30 days after presentation of monthly invoice

                [ ]          On milestones per attached schedule

                [ ]          On completion

                [X] Other: On first day of each month in arrears commencing December 1, 2001 together with expense allowance described below.

EXPENSES INCURRED BY CONSULTANT WILL:

[ ]             Not be reimbursed by Portola, unless otherwise agreed in writing

[x]             Be reimbursed by Portola

                [ ] Without limitation, provided they are reasonably related to Consultant's agreed services.

                [ ]          Up to a maximum of $_____________.

                [X] Other: $2,500 per month non accountable expense allowance paid on the first day of each month in arrears.


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